Second Quarter 2006 Marketing
Second Quarter 2006 Marketing
June 26-29, 2006
Investor & Public
Relations:
John Sousa, Vice President Hillarie
Forister,
Senior Analyst (713) 507-6466 ir@dynegy.com
Exhibit 99.1

FORWARD-LOOKING STATEMENTS
FORWARD-LOOKING STATEMENTS
This presentation contains statements reflecting assumptions, expectations, projections, intentions or beliefs about future events that are intended as “forward-looking statements.” You can identify these statements, including those relating to Dynegy’s 2006 financial estimates, by the fact that they do not relate strictly to historical or current facts.
Management cautions that any or all of Dynegy’s forward-looking statements may turn out to be wrong. Please read
Dynegy’s annual, quarterly and current reports under the Securities Exchange Act of 1934, including its 2005 Form 10-K, as amended, and First Quarter 2006 Form 10-Q for additional information about the risks, uncertainties and other factors affecting these forward-looking statements and Dynegy generally. Dynegy’s actual future results may vary materially from those expressed or implied in any forward-looking statements. All of Dynegy’s forward-looking statements, whether written or oral, are expressly qualified by these cautionary statements and any other cautionary statements that may accompany such forward-looking statements. In addition, Dynegy disclaims any obligation to update any forward-
looking statements to reflect events or circumstances after the date hereof.
Non-GAAP Financial Measures: We use the non-GAAP financial measures “EBITDA” and “free cash flow” in these materials.
EBITDA is a non-GAAP financial measure. Consolidated EBITDA can be reconciled to Net income (loss) using the following calculation: Net income (loss) less Income tax benefit (expense), plus Interest expense and Depreciation and amortization expense equals EBITDA. Management and some members of the investment community utilize EBITDA to measure financial performance on an ongoing basis. However, EBITDA should not be used in lieu of GAAP measures such as net income and cash flow from operations.
Free cash flow is a non-GAAP financial measure. Free cash flow can be reconciled to operating cash flow using the following calculation: Operating cash flow plus investing cash flow (consisting of asset sale proceeds less business acquisition costs, capital expenditures and changes in restricted cash) equals free cash flow. We use free cash flow to measure the cash generating ability of our operating asset-based energy business relative to our capital expenditure obligations. Free cash flow should not be used in lieu of GAAP measures with respect to cash flows and should not be interpreted as available for discretionary expenditures, as mandatory expenditures such as debt obligations are not deducted from the measure.

POWER GENERATION PORTFOLIO
POWER GENERATION PORTFOLIO
Diversified assets
33% baseload, 18% intermediate,
49% peaking
30% coal/oil, 17% dual fuel,
53% gas
Coal plants perform in
current high gas price
environment
Gas plants present upside
for future
Predictable maintenance capital
Scaleable systems with multi-fuel
logistical expertise
FRCC FRCC
SPP SPP
MAIN MAIN
ERCOT ERCOT
WECC WECC
SERC SERC
Midwest
3,452 MW Coal/Oil
4,099 MW Gas
South
1,566 MW Gas
900 MW Gas/Oil
(1)
Northeast
1,340 MW Gas/Oil
371 MW Coal
1,092 MW Gas
U.S. PORTFOLIO
12,820 net MW
(1)  Dynegy has entered into an agreement to sell the 900-MW Rockingham facility in North Carolina, the closing of which is expected in 4Q 2006.

4 DYNEGY IS A PURE PLAY INDEPENDENT POWER PRODUCER DYNEGY IS A PURE PLAY INDEPENDENT POWER PRODUCER Power Generation CRM Other (Corporate) Northeast Midwest South

2006 ACCOMPLISHMENTS TO DATE
2006 ACCOMPLISHMENTS TO DATE
Terminated Sterlington tolling contract, eliminating approximately $745
MM in future capacity payments
Completed Rocky Road-West Coast Power asset exchange
Completed comprehensive liability management plan
Refinanced credit agreement: $400 MM Revolving Credit Facility; resulted in return of $335 MM cash posted as collateral
Repurchased Second Priority Notes: $1.7 B; resulted in elimination of related restrictive covenants
Issued $750 MM Senior Unsecured Notes due 2016 with an investment grade covenant package
Repurchased all Convertible Subordinated Debentures: $225 MM
Refinanced credit agreement: Upsized Revolving Credit Facility to $470 MM from $400 MM and added $200 MM funded Letter of Credit Facility

2006 ACCOMPLISHMENTS TO DATE
2006 ACCOMPLISHMENTS TO DATE
Announced Rockingham asset sale for $195 MM to Duke Energy
subsidiary
Dual-fuel peaking facility located in North Carolina
Strong purchase price of $235/kW based on summer capacity of 830 MW
Minimal impact expected on 2006 EBITDA and EPS
Rockingham represented less than 1% of 2005 and 1Q 2006 revenues
Proceeds from sale will be used to repay $150 MM term loan
Closing of transaction expected in 4Q 2006
Opportunistic asset sale captures value while enhancing future growth opportunities in core business regions

2006 ACCOMPLISHMENTS TO DATE
2006 ACCOMPLISHMENTS TO DATE
Redeemed $400 MM Series C Convertible Preferred Stock at par
Accretive to all stockholders in cash flow and earnings per share
Eliminated $22 MM annual preferred dividend
Significantly reduced number of diluted shares outstanding
Addressed last remaining security in our capital structure that paid a coupon and participated in equity upside
Further simplified capital structure to benefit common stockholders
Announced redemption of outstanding Second Priority Notes due
2008: $74 MM at 103% in July 2006
More than $2 B reduction in debt and
tolling obligations since 4Q 2005

DEBT CHART ($ in MM)
DEBT CHART ($ in MM)
Dynegy Inc..
Dynegy Power Corp.
Central Hudson
(4)
$803
Dynegy Holdings Inc.
Revolver
(1)
$0
Synthetic LC Facility $200
Term Loan
(2)
$150
Second Secured Notes
(3)
$85
New Sr. Unsecured Notes    $750
Senior Notes/Debentures  $1,373
Subordinated Debentures    $200
Sithe Energies
Senior Debentures $466
Subordinated Debentures $419
Secured
Key
Secured Non-Recourse
Unsecured
(1) Represents drawn amounts under the revolver as of 5/4/06.
(2) Expected to be repaid with the proceeds from the assumed closing of the Rockingham asset sale in 4Q 2006.
(3) $74 MM of remaining SPNs due 2008 are expected to be redeemed at 103% in July 2006.
(4) Central Hudson lease payments are unsecured obligations of Dynegy Inc., but are a secured obligation of an unrelated third party (“lessor”)
under the lease. DHI has guaranteed the lease payments on a senior unsecured basis. Amount reflects PV (10%) of future lease payments as of 3/31/06.
Total: $4.4 B

Lower Interest Expense/
Series C Dividend
UPSIDE POTENTIAL IN 2007
UPSIDE POTENTIAL IN 2007
Commodity
Price Performance
CoGen Lyondell
Contract
Reductions:
$225 MM (1) SPNs at LIBOR + 6.5%
$614 MM SPNs at 9.875%
$900 MM SPNs at 10.125%
$225 MM Conv. Debentures at 4.75%
$400 MM Series C Conv. Pref. at 5.5%
Natural gas prices set the marginal price of electricity in
most markets
Higher commodity prices expected in 2007 compared to
2006
New contract begins 2007 on more favorable terms
Incremental $40-55 MM operating income expected
AmerenIP
Contract
Current contract expires year-end 2006
Significant upside potential from auction process,
bilateral agreements, selling into wholesale market or
combination of options
Additions:
$750 MM Unsec. Sr. Notes at 8.375%
due 2016
$200 MM Term LC at Net ~2.0%
$470 MM Revolver (Undrawn) at .5%
$150 MM Term Loan at LIBOR + 1.75%
(1)  Includes $151 MM tendered and $74 MM of remaining SPNs due 2008 expected to be redeemed at 103% in July 2006.

UPSIDE POTENTIAL IN 2007
UPSIDE POTENTIAL IN 2007
Expiration of AmerenIP contract
Current contract is under market, but still profitable; 2005 “all-in” price of contract averaged $42 to $43 per/MWh
Significant upside potential following expiration of contract in December 2006; current forward around-the-clock market prices in 2007 are higher than contracted
1) Prices quoted are for energy only (exclude capacity payments).
2) Around-the-clock price is average of on-peak and off-peak prices. Based on assumed off-peak price of $30/MWh and 5x16 on-peak period.
3) Calculated using around-the-clock pricing.
4) Includes energy payments at $30/MWh and capacity payment of $120 million per year. Assumes average ~2,500 MW capacity per month.
5) Based on sales to AmerenIP of 11.5 million MWh.  Assumes that all other variables remain constant.
Potential 2007 Market Price Impact Potential 2007 Market Price Impact
On-Peak Price
($/MWh)
(1)
Around-the-Clock
Price
(2)
($/MWh)
Total Sales to
AmerenIP
(Million MWh)
Potential Market
Energy Revenues
(3)
Theoretical
Revenues Under
AmerenIP
Contract
(4)
Theoretical Impact
($MM)
(5)
$75.00 $51.43 11.5 $591 $465 $126
$70.00 $49.05 11.5 $564 $465 $99
$65.00 $46.67 11.5 $537 $465 $71
$60.00 $44.29 11.5 $509 $465 $44
$55.00 $41.90 11.5 $482 $465 $17
Evaluating options for marketing our production
Auction process, bilateral agreements, sell into wholesale market, or a combination of some or all options
Focus on meeting needs of state’s consumers while commercializing assets for maximum shareholder benefit
($ in MM, except as indicated)

Attractive
Pure Power
Generation Play
DYNEGY’S VALUE PROPOSITION
DYNEGY’S VALUE PROPOSITION
Solid Baseload
Earnings with
Significant Upside
Added Flexibility
and Value Through
Restructurings
Outstanding operational performance and in-market availability
Diversified assets located in favorable regions
Stable cash flow from coal generation
Significant upside potential from lower interest expense, expiration of AmerenIP contract, new CoGen Lyondell contract structure and expected higher commodity price environment
Exit of non-core businesses
Restructuring of tolling contracts
Increased Midwest presence through strategic asset exchange
Strong and
Improving Financial
Position
Focused
Management
Team
More than $2 B reduction in debt and tolling obligations since 4Q 2005
No significant debt maturities until 2011
Proven track record of results
Committed to Dynegy’s next phase of development

Appendix

$0
$30
$60
$90
J F M A M J J A S O N D
COMMODITY PRICING
COMMODITY PRICING
($/MWh)
2005 Actual 2006 Actual/Forward as of 4/11/06 (1) 2006 Actual/Forward as of 5/30/06 (2)
Cin Hub/Cinergy
2005A:  $63.65
2006A/F (May):  $54.82
2006A/F (Apr):  $56.73
(1) Pricing as of 4/11/06, which was the basis for estimates as presented 5/09/06. Prices reflect actual day ahead on-peak settlement prices for Jan. – April 11 and quoted forward on-peak monthly prices for April 12 – Dec. 2006.
(2) Pricing as of 5/30/06. Prices reflect actual day ahead on-peak settlement prices for Jan. – May and quoted forward on-peak monthly prices for June – Dec. 2006.
$0
$25
$50
$75
$100
$125
J F M A M J J A S O N D
New York Zone G
2005A:  $92.39
2006A/F (May):  $80.40
2006A/F (Apr):  $84.39
$0
$25
$50
$75
$100
$125
J F M A M J J A S O N D
ERCOT
2005A:  $79.89
2006A/F (May):  $72.87
2006A/F (Apr):  $73.56
($/MWh)
$0
$5
$10
$15
J F M A M J J A S O N D
($/MMBtu)
Natural Gas
2005A:  $8.80
2006A/F (May):  $7.22
2006A/F (Apr):  $7.82
($/MWh)

GENERATION EARNINGS SENSITIVITY
TO NATURAL GAS
GENERATION EARNINGS SENSITIVITY
TO NATURAL GAS
Expected 2006 Generation EBITDA Ranges Given $/MMBtu Cost of Natural Gas
(12-Month Average $/MMBtu)
$725 MM
$825 MM
$615 MM
$670 MM
$725 MM
$775 MM
$825 MM
$860 MM
$900 MM
Note:  Reflects estimates as presented May 9, 2006.
$495 MM
$550 MM
$605 MM
$450
$550
$650
$750
$850
$950
$7.75 Gas $9.75 Gas $11.75 Gas $13.75 Gas

2006 CASH FLOW ESTIMATES: GAAP BASIS
2006 CASH FLOW ESTIMATES: GAAP BASIS
Other primarily includes G&A costs of approximately $130 MM and cash interest payments of approximately $310
MM, offset by approximately $20 MM net interest and other income
ICF includes $200 MM outflow of cash collateral posted to support new term letter of credit facility; $200 MM inflow from term facility proceeds included in Cash Flow from Financing Activities (not shown)
ICF excludes $195 MM inflow related to Rockingham sale, which is expected to occur in 4Q 2006; the sale is expected to have minimal impact on 2006 OCF
Cash flow excludes $150 MM inflow from new Term Loan B and its repayment upon receipt of Rockingham proceeds, which would be in Cash Flow from Financing Activities (not shown); cash flow excludes additional interest expense and fees associated with the Term Loan B
As Presented May 9, 2006; Based on Price Curves as of April 11, 2006
($ in millions)         GEN             CRM         OTHER 2006 Total
GAAP OCF $ 530-630 $ (390) $ (420-410) $ (280-170)
GAAP ICF
Capex - Maintenance (180)                -                  (5)                    (185)
Capex - Development (5)                    -                  -                  (5)
Proceeds from Asset Sale - WCP/RR, Net 160                 -                  -                  160
Return of Cash Collateral Posted for Oct. 2005 LC Facility -                  -                  335                 335
Cash Collateral Posted for April 2006 LC Facility -                  -                  (200)                (200)
Free Cash Flow $ (175-65)
Add Back: Capex - Development 5                      -                  -                  5
Add Back: Sterlington Toll Settlement Payment -                  370                 -                  370
Add Back: Cash Collateral Posted for April 2006 LC Facility -                  -                  200                 200
Less: Proceeds from Asset Sale - WCP/RR, Net (160)                -                  -                  (160)
Less: Return of Cash Collateral Posted for Oct. 2005 LC Facility -                  -                  (335)                (335)
Less: Favorable Legacy Litigation Settlement -                  -                  (20)                  (20)
Free Cash Flow - Core Business $ (115-5)
Note: 2006 estimates are presented on a GAAP basis and are based on quoted forward commodity price curves as of April 11, 2006. Actual results may vary materially from these estimates based on changes in commodity prices, among other things, including operational activities, legal settlements, financing or investing activities and other uncertain or unplanned items. Core business represents continuing operating results, excluding significant items.

2006 EARNINGS ESTIMATES: GAAP BASIS
2006 EARNINGS ESTIMATES: GAAP BASIS
Interest expense of $580 MM reflects savings from recent debt reduction, more than offset by $245 MM in premiums and costs related to liability management activities and $25 MM accelerated deferred financing costs
Premiums/costs for liability management activities reflect $200 MM paid for redemption of SPNs and $45
MM for expected convertible security exchange
Upon redemption of Series C, preferred dividend will reduce (zero beginning in 2007); the sale of
Rockingham is expected to have minimal impact on 2006 EBITDA
Note: 2006 estimates are presented on a GAAP basis and are based on quoted forward commodity price curves as of April 11, 2006. Actual results may vary materially from these estimates based on changes in commodity prices, among other things, including operational activities, legal settlements, financing or investing activities and other uncertain or unplanned items. Core business represents continuing operating results, excluding significant items.
(1) Included in interest expense for income statement purposes.
(2) Included in EBITDA calculation for income statement purposes.
As Presented May 9, 2006; Based on Price Curves as of April 11, 2006
($ in millions) Midwest Northeast South Total GEN CRM OTHER 2006 Total
EBITDA Estimates $ 490-540 $ 80-115 $ (5)-5 $ 565-660 $ 5 $ (100-90) $ 470-575
Depreciation (175) (25) (25) (225) - (10) (235)
Interest (580)
Tax Benefit 127-87
Preferred Dividend (22)
Net Loss Applicable to Common Shareholders - GAAP $ (240-175)
Add Back: Premiums on Liability Management Activities, Pre-Tax
(1)
245 245
Add Back: Accelerated Deferred Financing Costs, Pre-Tax
(1)
25 25
Add Back: Legal and Settlement Charge, Pre-Tax
(2)
15 15
Less: Tax Benefit from Items Above (5) (100) (105)
Net Income (Loss) Applicable to Common Shareholders - Core Business $ (60)-5

DEBT AND OTHER OBLIGATIONS ($ in MM)
DEBT AND OTHER OBLIGATIONS ($ in MM)
Net decrease in debt since 3/31/06 reflects the
following:
$1.7 B repayment of SPNs
$225 MM repayment of convertible subordinated
debentures
$400 MM redemption of Series C preferred, offset
by
$200 MM addition of term credit facility due 2012
$750 MM addition of senior unsecured notes due
2016
$150 MM addition of term loan
12/31/03 12/31/04 12/31/05 3/31/06 Pro Forma
Secured Obligations 4,087 $         2,536 $         1,749 $       1,749 $       435 $
Secured Non-Recourse Obligations -               -               885             885             885
Unsecured Obligations 2,891           2,587           2,583          2,602          3,126
Preferred 411              400              400             400             -
Total Obligations 7,389 $         5,523 $         5,617 $       5,636 $       4,446 $
Cash on Hand 477 $           628 $           1,549 $       1,691 $
Note: Debt includes preferred stock, par value debt obligations and obligations for Central Hudson. As a result of recent liability management activities, in addition to items described above, pro forma debt: (1) excludes $470 MM revolving credit facility due 2009 as it is currently undrawn; (2)
includes $150 MM term loan, which is expected to be repaid following receipt of proceeds from the sale of Rockingham in 4Q 2006; and (3) includes
$74 MM remaining SPNs due 2008 expected to be redeemed at 103% in July 2006.
12/31/03 12/31/04
$7,389
$5,523
12/31/05
$5,617
3/31/06
Pro
Forma
$5,636
$4,446

FUNDED DEBT AND OTHER OBLIGATIONS
MATURITY PROFILE ($ in MM)
FUNDED DEBT AND OTHER OBLIGATIONS
MATURITY PROFILE ($ in MM)
$60
$40
$269
$57
$0
$1,584
$687
$568
$10
$575
$982
3/31/06: $5.6 B*
Note: Annual maturities reflect par value debt obligations; excludes Central Hudson lease payments. As a result of recent liability management activities, pro forma debt: (1) reflects approximately $1.7 B SPNs repaid pursuant to a tender offer completed as of 4/12/06; (2) reflects $225 MM convertible subordinated debentures due 2023 repaid pursuant to a tender offer completed as of 5/16/06; (3) reflects $400 MM Series C convertible preferred stock repaid as of 5/26/06; (4) includes $200 MM term credit facility maturing in 2012; (4) includes $750 MM senior unsecured notes due 2016; and (5)
excludes $470 MM revolving credit facility due 2009 as it is currently undrawn. Pro forma debt also includes $150 MM term loan in 2006, which is expected to be repaid following receipt of proceeds from the sale of Rockingham in 4Q 2006, as well as $74 MM remaining SPNs due 2008 expected to be redeemed at 103% in July 2006.
* Includes Central Hudson future lease payments discounted at 10% as of 3/31/06.
2006 2007 2008 2009 2010 2011
2012
2013 2014 2015 2016+
$210
$40
$118
$57
$0
$1,709
$73
$568
$10
$775
$82
2006 2007 2008 2009 2010 2011 2012
2013 2014 2015 2016+
Pro forma: $4.4 B*

COLLATERAL POSTED ($ in MM)
COLLATERAL POSTED ($ in MM)
Collateral reduced from year-end 2005
Decrease in generation business collateral due to decreased prices, hedge roll-offs and West Coast Power sale completion
CRM decrease also due to price changes
$0
$100
$200
$300
$400
$500
$600
3/05 6/05 9/05
12/31/05 3/31/06 5/4/06
CRM 91 $         69 $         75 $
GEN 280          168          160
NGL -           -           -
REG -           -           -
Other 10            8             8
Total 381 $       245 $       243 $
Cash 122 $       67 $         68 $
LCs 259          178          175
Total 381 $       245 $       243 $
12/05 3/06

LIQUIDITY ($ in MM)
LIQUIDITY ($ in MM)
Increase in cash on hand from 12/31/05 due to return of cash collateral from former letter of credit facility and receipt of net proceeds from Rocky Road-West
Coast Power asset exchange, offset by payment for Sterlington toll exit
Liquidity figure above excludes $67 MM cash collateral posted as of 3/31/06
Cash Availability
$968
6/30/05
$765
3/31/05
$580
$1,620
9/30/05 12/31/05 3/31/06
$1,913
5/4/06
$1,013

DYNEGY GENERATION FACILITIES
DYNEGY GENERATION FACILITIES
Net Primary Dispatch Previous New NERC
Region/Facility
(1)
Location Capacity
(2)
Fuel Type Type NERC Region Region (ISO)
(3)
MIDWEST
Baldwin Baldwin, IL 1,806 Coal Baseload MAIN (Midwest) SERC (MISO)
Havana
Units 1-5 Havana, IL 242 Oil Peaking MAIN (Midwest) SERC (MISO)
Unit 6 Havana, IL 448 Coal Baseload MAIN (Midwest) SERC (MISO)
Hennepin Hennepin, IL 301 Coal Baseload MAIN (Midwest) SERC (MISO)
Oglesby Oglesby, IL 63 Gas Peaking MAIN (Midwest) SERC (MISO)
Stallings Stallings, IL 89 Gas Peaking MAIN (Midwest) SERC (MISO)
Tilton Tilton, IL 188 Gas Peaking MAIN (Midwest) SERC (MISO)
Vermilion Oakwood, IL 194 Coal/Gas/Oil Baseload/Peaking MAIN (Midwest) SERC (MISO)
Wood River
Units 1-3 Alton, IL 133 Gas Peaking MAIN (Midwest) SERC (MISO)
Units 4-5 Alton, IL 461 Coal Baseload MAIN (Midwest) SERC (MISO)
Rocky Road East Dundee, IL 364 Gas Peaking MAIN (Midwest) RFC (PJM)
Riverside/Foothills Louisa, KY 940 Gas Peaking ECAR (Midwest) RFC (PJM)
Rolling Hills Wilkesville, OH 970 Gas Peaking ECAR (Midwest) RFC (PJM)
Renaissance Carson City, MI 776 Gas Peaking ECAR (Midwest) RFC (MISO)
Bluegrass Oldham Cty, KY 576 Gas Peaking ECAR (Midwest) RFC (MISO)
Midwest Combined 7,551
NORTHEAST
Independence Scriba, NY 1,092 Gas Intermediate NPCC (Northeast) NPCC (NYISO)
Roseton
(4)
Newburgh, NY 1,210 Gas/Oil Intermediate NPCC (Northeast) NPCC (NYISO)
Danskammer
Units 1-2 Newburgh, NY 130 Gas/Oil Peaking NPCC (Northeast) NPCC (NYISO)
Units 3-4
(4)
Newburgh, NY 371 Coal/Gas/Oil Baseload NPCC (Northeast) NPCC (NYISO)
Northeast Combined 2,803

DYNEGY GENERATION FACILITIES
(CONTINUED)
DYNEGY GENERATION FACILITIES
(CONTINUED)
Net Primary Dispatch Previous New NERC
Region/Facility
(1)
Location Capacity
(2)
Fuel Type Type NERC Region Region (ISO)
(3)
SOUTH
Calcasieu Sulphur, LA 347 Gas Peaking SERC (Southeast) SERC
Heard County Heard Cty, GA 566 Gas Peaking SERC (Southeast) SERC
Rockingham
(5)
Rockingham Cty, NC 900 Gas/Oil Peaking SERC (Southeast) SERC
Black Mountain
(6)
Las Vegas, NV 43 Gas Baseload WECC (West) WECC
Cogen Lyondell Houston, TX 610 Gas Baseload ERCOT (Texas) ERCOT (ISO)
South Combined 2,466
TOTAL DYNEGY GENERATION 12,820
(5) Dynegy has entered into an agreement to sell the 900-MW Rockingham facility, the closing of which is expected in 4Q 2006.
(6) DYN owns a 50% interest in this facility and the remaining 50% interest is held by Chevron, our significant shareholder.
(3) As of January 1, 2006, the NERC regions of MAIN, MACC and ECAR have merged to become Reliability First Corporation (RFC).
Ameren, the parent company of Illinois Power in whose control area all of our coal-fired units reside (previously part of MAIN), chose not to join RFC and instead chose to join SERC.  The New NERC Regions as listed above reflect this change.
(1) DYN owns 100% of each unit listed except as otherwise indicated.  For each unit in which DYN owns less than a 100% interest, the Total Net Capacity set forth in this table includes only DYN's proportionate share of such unit's gross generating capacity.
(2) Unit capabilities are winter ratings as provided to regional reliability councils.
(4) DYN entered into a $920 MM sale-leaseback transaction for the Roseton facility and units 3 and 4 of the Danskammer facility in
2001.  Cash lease payments extend until 2029 and include $60 MM in 2006, $108 MM in 2007, $144 MM in 2008, $141 MM in 2009,
$95 MM in 2010 and $112 MM in 2011.  GAAP lease payments are $50.5 MM through 2030 and decrease until last GAAP lease payment in 2035.